PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated January 27, 2023,
to
Prospectuses dated May 1, 2022
for
Variable Universal Life and PruLife® Custom Premier Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective January 23, 2023, the AST BlackRock Global Strategies Portfolio (“the merging Fund”) merged into the AST J.P. Morgan Tactical Preservation Portfolio (“the successor Fund”). As a result of the merger, the AST J.P. Morgan Tactical Preservation Portfolio is added as an available investment option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund have been automatically updated to replace the merging Fund with the successor Fund.

Due to these changes, the row in APPENDIX A: Funds Available Under the Contract for the AST BlackRock Global Strategies Portfolio is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Balanced	AST J.P. Morgan Tactical Preservation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / J.P. Morgan Investment Management, Inc.	0.91%^	7.95%	7.95%	7.01%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP189
PCP1, PCP1NJ, VUL1